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                                                                       EXHIBIT 1

                                                         Draft of March 31, 1995





                               Kmart Corporation
                           Pass Through Certificates

                             Underwriting Agreement

                                                                  April __, 1995

Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Morgan Stanley & Co. Inc.,
1251 Avenue of the Americas,
New York, New York 10020.

Dear Sirs:

   Kmart Corporation, a Michigan corporation (the "Company"), proposes to form two pass through trusts (each, a "Pass Through Trust") pursuant to two separate Pass Through Trust Agreements (each, a "Pass Through Agreement", and collectively the "Pass Through Agreements"), between the Company and The Bank of New York Trust Company of California and The Bank of New York Trust Company of Florida, National Association, as pass through trustees, respectively (each, a "Pass Through Trustee", and collectively the "Pass Through Trustees"), and to cause the Pass Through Trusts to issue and, subject to the terms and conditions stated herein, sell to Goldman, Sachs & Co. and Morgan Stanley & Co. Inc. (the "Underwriters") the aggregate principal amount of the Pass Through Certificates (the "Securities") issued by each of the Pass Through Trusts set forth on
Schedule I hereto.

   Each of the Securities will represent interests in one of two separate Pass Through Trusts. Pursuant to each Pass Through Agreement and a separate purchase and sale agreement (each a "Purchase and Sale Agreement"), each Pass Through Trustee will purchase specified Mortgage Notes (the "Underlying Mortgage Notes") each of which shall have been issued as a non-recourse obligation of an Owner Trust for which Wilmington Trust Company and, where required by applicable state law, William J. Wade or Chemical Trust Company of California (collectively, such Owner Trustees are
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herein referred to as the "Owner Trustee"), each acting not in its individual capacity but solely as Owner Trustee of such Owner Trust (collectively, such Owner Trusts are herein referred to as the "Owner Trust") formed pursuant to separate owner trust agreements and supplements thereto (collectively, the "Owner Trust Agreement") by and among the Owner Trustee and the applicable beneficial owner of the Owner Trust (collectively, such beneficial owners are herein referred to as the "Owner Participant"), to finance 16 separate transactions (the "Sale-Leaseback Transactions"), referred to in a participation agreement among the Company, the Owner Participant, the Owner Participant Parent, the Owner Trustee, the Owner Trust, the Indenture Trustees (as defined below), the Remainderman Participant, the Remainderman Trustee and the Remainder Purchaser (as defined below) (the "Participation Agreement"), involving an estate for years in 16 Kmart retail stores (the "Properties") acquired by the Owner Trustee or the Owner Trust, as the case may be, and leased by the Owner Trustee or the Owner Trust, as the case may be, to the Company. Pursuant to each Sale-Leaseback Transaction, the Company will lease a Property from the Owner Trustee or the Owner Trust, as the case may be, in each case as contemplated by the Agreement For Sale of Real Estate, among the Company, the Remainder Purchaser, the Owner Trust (the "Purchase Agreement"). Each of the Underlying Mortgage Notes will be issued under an Indenture, Mortgage and Deed of Trust, Assignment of Rents and Security Agreement between The Bank of New York and Todd N. Niemy, as indenture trustees (the "Indenture Trustees") and the Owner Trust (each, an "Indenture"), substantially in the form filed as an exhibit to the Registration Statement. At the same time as the sale of the estate for years interests, Kmart will sell a remainder interest in the land underlying the Estate for Years Interests commencing on the expiration of the estates for years interests, as evidenced by separate deeds (each, a "Remainderman Deed"), to the remainder purchaser (the "Remainder Purchaser"). In consideration of a cash payment and pursuant to an option agreement (the "Option Agreement"), the Remainder Purchaser will grant the Owner Trust an option (the "Options to Lease") to lease the land underlying its Property from the Remainder Purchaser for additional terms commencing on the expiration of the estate for years interests. Capitalized terms used but not otherwise defined herein shall have the meaning, with respect to the Securities to which such reference relates, specified in or pursuant to each Indenture relating to each of the Underlying Mortgage Notes or each Pass Through Agreement relating to the Securities. The term "Pass Through Documents" means this Agreement, the Purchase Agreement, the Purchase and Sale Agreement, the Tax





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Indemnification Agreement, between the Company and the Owner Participant (the
"Tax Indemnification Agreement"), each Pass Through Agreement, each Indenture, each Lease, each Remainderman Deed, each Option Agreement, each Option to Lease, the Participation Agreement, each Tripartite Agreement, among the Company, the Owner Trust and the Remainder Purchaser.

   1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

   (a) A registration statement on Form S-3 (File No. 33-56465) in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to the Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), is hereinafter called a "Preliminary Prospectus"); the various parts of such registration statement, including all exhibits thereto but excluding Form T-1 and including (i) the information contained in the form of final prospectus with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents





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  incorporated by reference therein pursuant to Item 12 of Form S-3 under the
  Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or the Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement;

    (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters expressly for use therein;

    (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will





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  conform in all material respects to the requirements of the Act or the
  Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters expressly for use therein;

    (d) The Company meets the requirements for the use of Form S-3 under the Act for purposes of the registration under the Act of the Securities; the Company is the "issuer" within the meaning of the Act and appropriate registrant with respect to the Securities;

    (e) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder; the Registration Statement does not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus does not and will not, as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters through Goldman, Sachs & Co. expressly for use therein; on the effective date of the Registration Statement and as of the Time of Delivery (as defined below), each Pass Through Agreement relating to the Securities did and will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder;

    (f) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated





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  by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, that is material to the Company and its subsidiaries taken as a whole; and, since the respective dates as of which information is given in the Registration
  Statement and the Prospectus, there has not been any change in the capital stock (other than pursuant to any executive compensation or other employee benefit plan the terms of which have been filed with the Commission and other than in connection with the conversion of the Company's Series C Preferred Stock into shares of the Company's common stock) or any material change in the long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development of which the Company is aware and that the Company has reasonable cause to believe involves a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

    (g) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Michigan, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, to execute and deliver the Pass Through Documents to which it is a party and to perform its obligations under each such Pass Through Document, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each significant subsidiary of the Company (as such term is defined in Rule 1-02 of Regulation S-X under the Act) (a "Material Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

    (h) All of the issued shares of capital stock of each Material Subsidiary have been duly and validly authorized and issued, are fully paid and





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  non-assessable and (except for directors' qualifying shares and 321,938 shares of Borders Group, Inc.'s Series A Preferred Stock owned by Planet Music, Inc. and except as otherwise set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

    (i) This Agreement has been duly authorized, executed and delivered by the Company; each of the other Pass Through Documents to which it is a party has been duly authorized and, when delivered by the Company, will have been duly executed and delivered by the Company and will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; when the Securities are executed, authenticated, issued and delivered pursuant to any Pass Through Agreement, such Securities will have been duly and validly executed, authenticated, issued and delivered and will be entitled to the benefits provided by the Pass Through Agreement under which they are to be issued, which is substantially in the form filed as an exhibit to the Registration Statement; and each Pass Through Agreement has been duly qualified under the Trust Indenture Act;

    (j) Each of the Securities and the Pass Through Documents conforms or will upon execution conform in all material respects to the respective descriptions thereof in the Prospectus;

    (k) The compliance by the Company with all of the provisions of this Agreement and each of the other Pass Through Documents to which it is a party and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject except for such conflicts, breaches, violations, or defaults that individually or in the aggregate do not and would not have a Material Adverse Effect and do not and would not materially and adversely affect the consummation of the transactions





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  contemplated by this Agreement and the Registration Statement, nor will such action result in any violation of the provisions of (i) the Articles of Incorporation or By-laws of the Company or (ii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties except in the case of (ii), such violations that individually or in the aggregate do not and would not have a Material Adverse Effect and do not and would not materially and adversely affect the consummation of the transactions contemplated by this Agreement and the Registration Statement; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities, the valid authorization, execution and delivery by the Company of this Agreement and any of the other Pass Through Documents to which it is a party in accordance with the provisions thereof or the consummation by the Company of the transactions contemplated by this Agreement or such other Pass Through Documents, except the registration under the Act of the Securities, such as have been obtained under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

    (l) The Company is not in violation of (i) its Articles of Incorporation or By-laws or (ii) in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound except in the case of (ii), such defaults that individually or in the aggregate do not and would not have a Material Adverse Effect and do not and would not materially and adversely affect the consummation of the transactions contemplated by this Agreement and the Registration Statement;

    (m) The statements set forth in the Prospectus under the caption "Description of Certificates", insofar as they purport to constitute a summary of the terms of the Securities, and under the captions "Underwriting" insofar as they purport to describe the provisions of this Agreement, "Structure of the Transaction", "Description of the Mortgage Notes",





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


  "Description of the Leases", "ERISA Considerations", "Federal Income Tax Consequences" and "Certain Taxes", insofar as they purport to describe the provisions of the laws and documents referred to therein, correctly summarize all such provisions that are material to holders of the Securities;

    (n) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

    (o) None of the Indentures is required to be qualified under the Trust Indenture Act of 1939, and none of the Pass Through Trusts is required to be registered under the Investment Company Act of 1940;

    (p) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

    (q) Price Waterhouse, who have certified certain financial statements of the Company and its consolidated subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

   2. Subject to the terms and conditions herein set forth, each of the Underwriters agrees, severally and not jointly, to purchase from each of the Pass Through Trustees, at the respective purchase prices set forth in Schedule II hereto, the principal amount of the Securities issued by each Pass Through Trust set forth opposite its name in Schedule I hereto. As compensation to the Underwriters for their respective commitments and obligations hereunder in respect of the Securities, including their undertaking to offer the Securities for sale to the public, the Company





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will pay (or cause to be paid) to the Underwriters the respective percentage of the aggregate principal amount of the Securities issued by each Pass Through Trust set forth in Schedule II hereto. Such payment will be made by Federal funds check or other immediately available funds to the order of Goldman, Sachs & Co., as representatives of the Underwriters, at the time heretofore agreed by the Company and the Underwriters.

   3. Upon the authorization by the Pass Through Trustees of the release of the Securities, the several Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in the Prospectus.

   4. Securities to be purchased by each of the Underwriters hereunder in definitive form and registered in the name of Cede & Co., as nominee for The Depository Trust Company ("DTC"), shall be delivered by or on behalf of the Company to Goldman, Sachs & Co., against payment by the Underwriters of the respective purchase prices therefor set forth on Schedule II hereto, by wire transfer, certified or official bank check or checks payable to the order of the corresponding Pass Through Trustee in Federal or other similar immediately available funds, all at the office of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, at 9:30 A.M. New York City time, on April __, 1995, or at such other place and time and date as you and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery".
Such Securities, in definitive form and registered in the name of Cede & Co., as nominee for DTC, will be made available for inspection at least twenty-four hours prior to the Time of Delivery at the above office of Sullivan & Cromwell.

   5.  The Company agrees with each of the Underwriters:

    (a) To prepare the Prospectus in a form approved by Goldman, Sachs & Co. and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to





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  the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to file timely all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, to use promptly its best efforts to obtain the withdrawal of such order;

    (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

    (c) To furnish the Underwriters with copies of the Prospectus in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the





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  Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify you and upon your request to file such document and to prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as you may from time to time reasonably request of an amended
  Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case either of the Underwriters are required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriters, to prepare and deliver to such Underwriters as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

    (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company, Rule
  158);

    (e) During the period beginning from the date hereof and continuing to and including the later of the Time of Delivery and such earlier time as you may notify the Company, not to offer, sell, contract to sell or otherwise dispose of any securities of the Company that are substantially similar to the Securities;

    (f) To furnish to the holders of the Securities upon request of any such holder as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail; and

    (g) During a period of five years from the effective date of the Registration Statement, to furnish to you upon request copies of all reports or other communications (financial or other) furnished to shareholders, and deliver to you upon request (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which the Securities or any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request in connection with your acting as Underwriters hereunder or as market maker in the Securities (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission).

   6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing this Agreement, each Indenture, each Pass Through Agreement, each of the other Pass Through Documents, the Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in
Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys in an amount not to exceed $16,500; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Indenture Trustees, the Owner Trustees and the Pass Through Trustees and any agent of any such trustee and the fees and disbursements of counsel for any such trustee in connection with the Indentures, the Pass Through Agreements, the other Pass Through Documents and the Securities; (vii) all other fees, expenses and disbursements which are stated to be for its account in the Pass Through Documents; (viii) fees of counsel to the Underwriters (other





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than the fees payable pursuant to clause (iii) above); and (ix) all other costs and expenses incident to the performance of its obligations hereunder and under the Pass Through Documents which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 10 hereof, the Underwriters will pay all of their expenses, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

   7. The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

    (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or to the Company's knowledge threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

    (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to the incorporation of the Company, the validity of the Securities and the Pass Through Agreements with respect thereto, the Registration Statement, the Prospectus and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

    (c) Dickinson, Wright, Moon, Van Dusen & Freeman, counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in the form of Exhibit A-1 attached hereto and Anthony N. Palizzi, Executive Vice President and General Counsel of the Company, shall have furnished to you his written opinion, dated the Time of Delivery, in the form of Exhibit A-2 attached hereto;

    (d) The Underwriters shall have received the opinion of Richards, Layton & Finger, counsel for the Owner Trustee, dated the Time of Delivery, in the form of Exhibit B attached hereto;

    (e) The Underwriters shall have received the opinion of Hunton & Williams, counsel for the Owner Participant, dated the Time of Delivery, in the form of Exhibit C attached hereto;

    (f) The Underwriters shall have received the opinion of Emmet, Marvin & Martin, LLP, counsel for the Indenture Trustees, dated the Time of Delivery, in the form of Exhibit D attached hereto;

    (g) The Underwriters shall have received the opinions of Squire, Sanders & Dempsey, counsel for Pass Through Trustee 1995-K-1, and Jones, Day, Reavis & Pogue, counsel for Pass Through Trustee 1995-K-2, dated the Time of Delivery, in the form of Exhibits E-1 and E-2, respectively, attached hereto;

    (h) The Underwriters shall have received the opinion of Kelley, Drye & Warren, counsel for the Remainder Purchaser, dated the Time of Delivery, in the form of Exhibit F hereto;

    (i) The Underwriters shall have received the opinions of special counsel in the respective States in which the Properties are located, each dated the Time of Delivery, with respect to such matters as you may reasonably require and in form and substance satisfactory to you;

    (j) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at the Time of Delivery, Price Waterhouse shall have furnished to you a letter or letters, dated the respective date of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

    (k) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, that is material to the Company and its subsidiaries taken as a whole, and (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus there shall not have been any change in the capital stock (other than pursuant to any executive compensation or other employee benefit plan the terms of which have been filed with the Commission and other than in connection with the conversion of the Company's Series C Preferred Stock into shares of the Company's common stock) or any material change in the long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development of which the Company is aware and that the Company has reasonable cause to believe involves a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

    (l) On or after the date hereof and prior to the Time of Delivery (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

    (m) At the Time of Delivery, Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Duff & Phelps Credit Rating Co. ("D&P") (each, a "Rating Agency") shall each have furnished to you a letter or letters, dated the Time of Delivery, stating that S&P, Moody's and D&P have provided the Securities with at least a BBB, a Baa1 and an A-rating, respectively;

    (n) You shall have received any opinions of counsel delivered to any Rating Agency in respect of the Securities, in form and substance satisfactory to you, together with a letter stating that the Underwriters and the Company may rely on such opinions as if they were addressed to you;

    (o) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iii) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated by the Prospectus;

    (p) All conditions specified in each of the Purchase and Sale Agreement and the Purchase Agreement to be performed or satisfied on or prior to the Time of Delivery, as the case may be, shall have been performed or satisfied; and the Underwriters shall have received copies of all documents delivered under each of such Purchase and Sale Agreement and the Purchase Agreement, which shall be executed copies in the case of Pass Through Documents and such other documents as you shall reasonably request and shall be true and complete copies of executed documents in the case of any other documents; and

    (q) The Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates of the Treasurer or Chief Financial Officer of the Company reasonably satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (k) of this Section and as to such other matters as you may reasonably request.

   8. (a) The Company will indemnify and hold harmless each of the Underwriters against any losses, claims, damages or liabilities, joint or several, to which such Underwriters may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Registration Statement not misleading, or to make the statements in any Preliminary Prospectus or the Prospectus not misleading in the light of the circumstances under which they were made, and will reimburse each of the Underwriters for any legal or other expenses reasonably incurred by such Underwriters in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that (i) the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriters through Goldman, Sachs & Co. expressly for use therein and (ii) the Company shall not be liable to the Underwriters under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of the Underwriters results from the fact that the Underwriters sold Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the Act if the Company has previously furnished copies thereof in sufficient quantity and in a sufficiently timely manner to the Underwriters and such loss, claim, damage or liability of the Underwriters results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was identified in writing to the Underwriters prior to the time of the determination of the purchase price referred to in Section 2 hereof and corrected in the Prospectus or in the Prospectus as then amended or supplemented.

   (b) Each of the Underwriters will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriters expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

   (c)  Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

   (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering, net of compensation paid to the Underwriters with respect thereto (before deducting expenses), received by the Pass Through Trusts bear to the underwriting commission received by the Underwriters, in each case as set forth on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

   (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.

   9. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by the Underwriters or any controlling person of the Underwriters, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

   10. If the Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters for all out-of-pocket expenses approved in writing by Goldman, Sachs & Co., including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to the Underwriters except as provided in Section 6 and Section 8 hereof.

   All statements, requests, notices, and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to Goldman, Sachs & Co., as representatives of the Underwriters, c/o Goldman, Sachs & Co. at 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Vice President and Treasurer.

   11. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 8 and
Section 9 hereof, the officers and directors of the Company and each person who controls the Company or the Underwriters, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from the Underwriters shall be deemed a successor or assign by reason merely of such purchase.

   12. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

   13. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

   14. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

   If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company.


                                               Very truly yours,

                                               KMART CORPORATION

                                               By:______________________________
                                                  Name:
                                                  Title:


Accepted as of the date hereof:



...........................
(Goldman, Sachs & Co.)



MORGAN STANLEY & CO. INC.


By:  ____________________
     Name:
     Title:

                                                               SCHEDULE I


                                Principal                    Principal
                                Amount of                    Amount of
                                Securities to                Securities to                   Aggregate
                                be Purchased                 be Purchased                    Principal
                                from Pass                    from Pass                       Amount of
                                Through Trust                Through Trust                   Securities to
Underwriters                    1995-K-1                     1995-K-2                        be Purchased
- ------------                    -------------                -------------                   -------------
Goldman, Sachs & Co.            $                            $                               $

Morgan Stanley & Co. Inc.       _____________                _____________                   _____________

     Total                      $                            $                               $



                                  SCHEDULE II

                        PURCHASE PRICE AND COMPENSATION


Purchase Price

 Pass Through Trust 1995-K-1 -- 100% of the principal amount thereof plus accrued interest, if any, thereon at the rate specified in the Prospectus to the Time of Delivery.


 Pass Through Trust 1995-K-2 -- 100% of the principal amount thereof plus accrued interest, if any, thereon at the rate specified in the Prospectus to the Time of Delivery.


Compensation to Underwriters

 $_________ (0.___% of the principal amount of the Securities)

                                    ANNEX I

   Pursuant to Section 7(j) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                  (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                 (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, prospective financial statements and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

                (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                 (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

                  (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

                 (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                         (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the

                    Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations or any material modifications should be made to the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

                         (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                         (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                         (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                         (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or shareholder's equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                         (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                                                     Exhibit A-1

                  [Section 7(c) Opinion of Dickinson, Wright,
                           Moon, Van Dusen & Freeman]

                           (i) Assuming that the Securities have been duly authorized, executed, authenticated, issued and delivered by the relevant Pass Through Trustee, the Securities have been duly authorized, executed, authenticated, issued and delivered and are validly issued and outstanding and entitled to the benefits provided by the Pass Through Agreement; the Securities and the Pass Through Agreements conform in all material respects to the descriptions thereof in the Prospectus; and each Pass Through Agreement has been duly qualified under the Trust Indenture Act;

                          (ii) Each Pass Through Document to which the Company is a party constitutes a valid and legally binding instrument of the Company, enforceable against it in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other laws of general applicability relating to or affecting creditors' rights, to the discretionary nature of equitable remedies such as receivership, specific performance, injunctive relief and the like and to general principles of equity including requirements of reasonableness and good faith in the exercise of rights and remedies and such other matters if and as may be set forth in the opinions of local counsel referred to in Section 7(i) of this Agreement;

                         (iii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries is required for the issue and sale of the Securities, the valid authorization, execution and delivery by the Company of this Agreement and any of the other Pass Through Documents in accordance with the provisions thereof or the consummation by the Company of the transactions contemplated by, or the performance of its obligations under, this Agreement and the other Pass Through Documents to which the Company is a party, except such as have been obtained under the Act and the Trust Indenture Act, such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters and the filing of certain of the Pass Through Documents with state and local officials in the jurisdictions in which the Properties are located;

                          (iv) The statements set forth in the Prospectus under the caption "Description of Certificates", insofar as they purport to constitute a summary of the terms of the Securities, and under the captions "Underwriting", insofar as they purport to describe the provisions of this Agreement, "Structure of the Transaction", "Description of the Mortgage Notes", "Description of the Leases", "ERISA Considerations" and "Federal Income Tax Consequences", insofar as they purport to describe the provisions of the laws and documents referred to therein, and insofar as they relate to statements of law or legal conclusions, are correct in all material respects;

                           (v) The Company is not an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

                          (vi) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents filed subsequent to the effective date of the Registration Statement, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                         (vii) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder;

                 Such opinion may state that in passing upon the forms of the Registration Statement and the Prospectus, and except as otherwise specifically referred to in paragraph (iv) above, such counsel has relied, insofar as any opinions involve factual matters, to the extent they deem proper, upon certificates of officers of the Company and certificates of public officials. The opinion should also state that, in connection with the preparation of the Registration Statement and the Prospectus, such counsel has had discussions with certain of the Company's officers and representatives, with other counsel for the Company, with representatives of the independent accountants of the Company, and with representatives of the Underwriters and counsel for the Underwriters and that such counsel's preparation and examination of the Registration Statement and the Prospectus and its discussions did not disclose to them any information that gives them reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules contained or incorporated by reference therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules contained or incorporated by reference therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of

Delivery, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules contained or incorporated by reference therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                                     Exhibit A-2

               [Section 7(c) Opinion of Anthony N. Palizzi]

                           (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Michigan, with power and authority (corporate and other) to own its properties, to hold properties under lease and otherwise to conduct its business as described in the Prospectus;

                          (ii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this subparagraph upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that such counsel believes that both you and such counsel are justified in relying upon such opinions and certificates);

                         (iii) Each Material Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, and all of the issued shares of capital stock of each such Material Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares and 321,938 shares of Borders Group, Inc.'s Series A Preferred Stock held by Planet Music, Inc., and except as otherwise set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this subparagraph upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that such counsel believes that both you and such counsel are justified in relying upon such opinions and certificates);

                          (iv) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would have, or which in the aggregate present a reasonable likelihood of sufficient determinations adverse to the Company or any of its subsidiaries that would have, a material adverse effect on the business, prospects, operations, financial condition, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"), and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                           (v) This Agreement and each Pass Through Document to which the Company is a party has been duly authorized, executed and delivered by the Company;

                          (vi) The compliance by the Company with all of the provisions of this Agreement and each of the other Pass Through Documents to which it is a party and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such conflicts, breaches, violations, or defaults that individually or in the aggregate do not and would not have a Material Adverse Effect and do not and would not materially and adversely affect the consummation of the transactions contemplated by this Agreement and the Registration Statement, nor will such actions result in any violation of (a) the provisions of the Articles of Incorporation or By-laws of the Company or (b) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties except, in the case of violations under subclause (b) of this subparagraph, if any, such violations that individually or in the aggregate do not and would not have a Material Adverse Effect and do not and would not materially and adversely affect the consummation of the transactions contemplated by this Agreement and the Registration Statement;

                         (vii) The Company is not (a) in violation of its Articles of Incorporation or By-laws or (b) in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound except, in the case of defaults under subclause
                 (b) of this subparagraph, if any, such defaults individually or in the aggregate do not and would not have a Material Adverse Effect and do not and would not materially and adversely affect the consummation of the transactions contemplated by this Agreement and the Registration Statement; and

                        (viii) Such counsel does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

                                                                       Exhibit B

              [Section 7(d) Opinion of Richards, Layton & Finger]


                 1. The Corporate Owner Trustee is a banking corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and the Owner Trustee or the Owner Trust, as the case may be, has the power and authority to execute, deliver and perform each of the Pass Through Documents to which it is a party, to acquire, own, lease and give a lien on and security interest in all of its right, title and interest in and to the property constituting the Properties and any other property constituting the Indenture Estate, and to issue, execute, deliver and perform the Mortgage Notes.

                 2. The Owner Trustee, in its individual and trust capacities, has duly authorized, executed and delivered each Pass Through Document to which it is a party. Each such Pass Through Document constitutes a legal, valid and binding obligation of the Owner Trustee or the Owner Trust, as the case may be, enforceable against the Owner Trustee or the Owner Trust, as the case may be, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                 3. Each Owner Trust has been duly formed and is legally and validly existing in good standing as a business trust and a separate legal entity under the Delaware Business Trust Act, 12 Del.C. Section 3801, et seq. (the "Delaware Act"), and has power and authority to execute, deliver and perform each of the Pass Through Documents to which it is a party in accordance with their terms and to execute, deliver and perform the Mortgage Notes.

                 4. The Mortgage Notes have been duly executed and delivered by the Owner Trustee or the Owner Trust, as the case may be, in accordance with the terms of the Indenture and the Owner Trust Agreement, and constitute legal, valid and binding obligations of the Owner Trustee or the Owner Trust, as the case may be, enforceable against the Owner Trustee in accordance with their terms and the terms of the Indentures; and the holders of the Mortgage Notes are entitled to the benefits and security afforded by the Indentures in accordance with their terms and the terms of the Indentures.

                 5. With respect to each Property, the Owner Trustee or Owner Trust, as the case may be, has received from the Company or applicable seller such title to such Property as the Company or applicable seller conveyed to the Owner Trustee or Owner Trust, as the case may be, subject to the rights of the Owner Trustee or Owner Trust, as the case may be, and the Company under the Lease and the Remainder Purchaser under the Remainderman Deed and the security interest created pursuant to the related Indenture; and to our knowledge, there exist no Liens affecting the title of the Owner Trustee or Owner Trust, as the case may be, to any Indenture Estate resulting from claims against the Owner Trustee or Owner Trust, as the case may be, not related to the ownership of such Indenture Estate or the administration of such Indenture Estate or any other transaction pursuant to the related Indenture or any document included in such Indenture Estate.

                 6. The authorization, execution, delivery and performance by the Owner Trustee or Owner Trust, as the case may be, of the Pass Through Documents to which it is a party and the consummation of the transactions therein contemplated and compliance with the terms thereof, and the issuance, execution and delivery and performance of the Mortgage Notes thereunder, do not and will not result in the violation of the provisions of the charter or by-laws of the Owner Trustee, and do not and will not conflict with, or result in a breach of any terms or provisions of, or constitute a default under, or result in the creation or the imposition of any lien, charge or encumbrance upon any property or assets of the Owner Trustee, under any indenture, mortgage or other agreement or instrument known to us to which the Owner Trustee is a party or by which it or any of its property is bound, or any Delaware or Federal law, rule or regulation governing the Owner Trustee's banking or trust powers, or of any judgment, order or decree known to us to be applicable to the Owner Trustee, or any court, regulatory body, administrative agency, government or governmental body having jurisdiction over the Owner Trustee or its properties.

                 7. No authorization, approval, consent, license or order of, giving of notice to, registration with, or taking of any other action in respect of, any Federal or state governmental authority or agency pursuant to any Delaware or Federal law governing the banking or trust powers of the Owner Trustee, is required for the authorization, execution, delivery and performance by the Owner Trustee of the Pass Through Documents to which it is a party or the consummation of any of the transactions contemplated thereby by the Owner Trustee or the issuance, execution, delivery and performance of the Mortgage Notes (except such as shall have been duly obtained, given or taken); and such authorization, execution, delivery, performance, consummation, and issuance do not conflict with or result in a breach of the provisions of any such law.

                 8. There are no proceedings pending, or to the best of our knowledge, threatened, and to the best of our knowledge there is no existing basis for any such proceeding against or affecting the Owner Trustee or the Owner Trust, as the case may be, before any governmental authority which would, either in any one case or in the aggregate, if adversely determined, materially and adversely affect the Owner Trustee's or the Owner Trust's, as the case may be, ability to perform its obligations under any of the Pass Through Documents to which it is a party. To the best of our knowledge, the Owner Trustee or the Owner Trust, as the case may be, is not in default with respect to any order of any governmental authority which default would, either in any one case or in the aggregate, materially adversely affect the Owner Trustee's or the Owner Trust's, as the case may be, ability to perform its obligations under any of the Pass Through Documents.

                 9. (a) There are no fees, taxes or other charge payable by the Owner Trustee (except taxes imposed on fees payable by the Owner Trustee) to the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance of any of the Pass Through Documents or in connection with execution, issuance and delivery of the Mortgage Notes and (b) neither the Owner Trustee nor the Owner Trust will be subject to any fee, tax or other charge under the laws of the State of Delaware or any political subdivision thereof in existence on the date hereof, on, based on or measured by, directly or indirectly, any payments under the Mortgage Notes or the gross receipts, net income or value of the Indenture Estate or the trust created by the Owner Trust Agreement.

                                                                       Exhibit C

                                     [Section 7(e) Opinion of Hunton & Williams]


                 1. Each Owner Participant is a corporation duly incorporated, validly existing and in good standing as a corporation under the laws of the State of Delaware, and has the requisite corporate power and authority to execute, deliver and perform its respective obligations under each of the Participation Agreement, the Tax Indemnification Agreement and the Owner Trust Agreements (the "Owner Participant Documents").

                 2. Each of the Owner Participant Documents has been duly each Owner Participant, and each such document, on the date of execution thereof, constituted and currently constitutes the legal, valid and binding obligations of such Owner Participant, enforceable against the Owner Participant in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                 3. Neither the execution and delivery of each of the Owner Participant Documents by each Owner Participant nor the consummation by such Owner Participant of any of the transactions therein contemplated, nor the fulfillment of, or compliance with the terms and provisions of any thereof, (A) requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any federal or state governmental authority or agency, or (B) contravenes any federal or state law, governmental rule or regulation binding on any Owner Participant (except no opinion is given as to any federal or state law, governmental rule or regulation to which such Owner Participant may be subject because of the activities of the Company, as lessee), or (C) results in the breach of any of the terms, conditions or provisions of the Certificate of Incorporation or By-Laws, each as amended to date, of each Owner Participant, or (D) to our knowledge, is in violation of any judgment or order applicable to each Owner Participant or results in any breach of or constitutes any default under, or results in the imposition of, any lien upon the Trust Estate under any indenture, mortgage, bank credit agreement, note or bond purchase agreement, long-term agreement, long-term lease, license or other material contract, agreement or instru-ment to which the Owner Participant is a party or by which the Owner Participant or any material part of its properties is bound, or constitutes or will constitute a default thereunder (other than breaches, defaults or violations which do not materially and adversely affect the ability of each Owner Participant to perform its obligations under the Owner Participant Documents).

                 4. To the best of our knowledge, there are no pending or threatened actions or proceedings affecting any Owner Participant's ability to perform its obligations under the Owner Participant Documents before any court or administrative agency or arbitrator that questions the validity or enforceability of the Owner Participant Documents or that, if adversely determined, would materially and adversely affect the ability of the Owner Participant to perform its obligations under the Owner Participant Documents.

                 5. Each Owner Participant is an entity separate and distinct from the Owner Trust.

                                                                       Exhibit D

                           [Section 7(f) Opinion of Emmet, Marvin & Martin, LLP]


        1. The Indenture Trustee is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of New York, and has the corporate power and authority to execute, deliver and perform each of the Indentures and the Participation Agreement.

        2. The Indenture Trustee, in its individual and trust capacities, has duly authorized, executed and delivered each of the Indentures and the Participation Agreement. Each of the Indentures and the Participation Agreement constitutes a legal, valid and binding obligation of the Indenture Trustee enforceable against the Indenture Trustee in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

        3. The Mortgage Notes have been duly authenticated and delivered by the Indenture Trustee in accordance with the terms of the Indentures.

        4. The authorization, execution, delivery and performance by the Indenture Trustee of the Indentures and the Participation Agreement, and the authentication and delivery of the Mortgage Notes thereunder, do not and will not result in the violation of the provisions of the charter or by-laws of the Indenture Trustee, and do not and will not conflict with, or result in a breach of any terms or provisions of, or constitute a default under, or result in the creation or the imposition of any lien, charge or encumbrance upon any property or assets of the Indenture Trustee, under any indenture, mortgage or other agreement or instrument known to us to which the Indenture Trustee is a party or by which it or any of its property is bound, or any law of the State of New York or Federal law, rule or regulation governing the Indenture Trustee's banking or trust powers, or of any judgment, order or decree known to us to be applicable to the Indenture Trustee, or any court, regulatory body, administrative agency, government or governmental body having jurisdiction over the Indenture Trustee or its properties.

        5. No authorization, approval, consent, license or order of, giving of notice to, or registration with, any governmental authority or agency pursuant to any Federal or New York law governing the banking or trust powers of the Indenture Trustee, is required for the authorization, execution and delivery by the Indenture Trustee of the Indentures and the Participation Agreement or the performance by the Indenture Trustee of its duties thereunder.

        6. To the best of our knowledge, but without independent investigation, there are no proceedings pending or threatened, against or affecting the Indenture Trustee before any governmental authority which would, either in any one case or in the aggregate, if adversely determined, materially and adversely affect the Indenture Trustee's ability to perform its obligations under any of the Indentures or the Participation Agreement.

         7. (a) There are no fees, taxes or other charges payable (except taxes imposed on fees payable to the Indenture Trustee) to the State of New York or any political subdivision thereof in connection with the execution, delivery and performance of the Indentures or the Participation Agreement which would not have been imposed if the Indenture Trustee had not had its principal place of business in or performed its duties under the Indentures in the State of New York and (b) neither the Indenture Trustee nor the trust created under each of the Indentures will be subject to any fee, tax or other charge under the laws of the State of New York or any political subdivision thereof in existence on the date hereof, on, based on or measured by, directly or indirectly, any payments under the Mortgage Notes or the gross receipts, net income or value of the Indenture Estate which would not have been imposed if the Indenture Trustee had not had its principal place of business in or performed its duties under the Indentures in the State of New York.]

                                                                     Exhibit E-1

                             [Section 7(g) Opinion of Squire, Sanders & Dempsey]


                 1. The Pass Through Trustee is a national banking association, duly organized, validly existing and in good standing under the laws of the United States of America, and the Pass Through Trustee has the corporate power and authority to execute, deliver and perform the Pass Through Trust Agreement.

                 2. The Pass Through Trustee, in its individual and trust capacities, has duly authorized, executed and delivered the Pass Through Agreement, and the Pass Through Agreement constitutes a legal, valid and binding obligation of the Pass Through Trustee.

                 3. In any action or proceeding arising out of or relating to the Pass Through Agreement or the Securities in any court of the State of Florida or in any federal court sitting in the State of Florida, such court would recognize and give effect to the provisions of Section 2.14 of the Pass Through Agreement by which the parties agree that the Pass Through Agreement and the certificates shall be governed by, and construed in accordance with, the laws of the State of New York.

                 4. The Securities have been duly authorized and validly executed, issued, authenticated, and delivered by the Pass Through Trustee pursuant to the Pass Through Agreement.

                 5. The execution, delivery and performance by the Pass Through Trustee of the Pass Through Agreement does not and will not result in the violation of the provisions of the charter or by-laws of the Pass Through Trustee, or any Florida or Federal law, rule or regulation governing the exercise of the Pass Through Trustee's banking or trust powers, or of any judgment, order or decree known to us to be applicable to the Pass Through Trustee, of any court, regulatory body, administrative agency, government or governmental body having jurisdiction over the Pass Through Trustee or its properties.

                 6. No authorization, approval, consent, license or order of, giving of notice to, or registration with, any governmental authority or agency pursuant to any applicable Florida or Federal law governing the banking or trust powers of the Pass Through Trustee, is required for the authorization, execution and delivery by the Pass Through

Trustee of the Pass Through Trust Agreement or the issuance, execution and delivery of the Securities.


                 7. To the best of our knowledge, but without any independent investigation whatsoever, there are no proceedings pending or threatened against the Pass Through Trustee before any governmental authority which would, either in any one case or in the aggregate, if adversely determined, materially and adversely affect the Pass Through Trustee's ability to perform its obligations under the Pass Through Agreement.

                 8. (a) There are no fees, taxes or other charges payable by the Pass Through Trustee (except taxes imposed on fees payable by the Pass Through Trustee and occupational license taxes imposed on the Pass Through Trustee for conducting its trust business in the City of Jacksonville, Florida) to the State of Florida or the consolidated City of Jacksonville/Duval County in connection with the execution, delivery and performance of any of the Pass Through Agreement or the purchase, holding or sale of the Securities which would not have been imposed if the Pass Through Trustee had not had its principal place of business in or performed its duties under the Pass Through Agreement in the City of Jacksonville, Florida and (b) none of the Pass Through Trustee, the Pass Through Trust or the holders of the Securities will be subject to any fee, tax or other charge under the laws of the State of Florida or the Consolidated City of Jacksonville/Duval Country in existence on the date hereof, on, based on or measured by, directly or indirectly, any payments on the Securities or the gross receipts, net or gross income, tangible or intangible property, net worth or capital of the Pass Through Trust which would not have been imposed if the Pass Through Trustee had not had its principal place of business in or performed its duties under the Pass Through Agreements in the City of Jacksonville, Florida.

                                                                     Exhibit E-2

                            [Section 7(g) Opinion of Jones, Day, Reavis & Pogue]


                 1. The Pass Through Trustee is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of California, and the Pass Through Trustee has the corporate power and authority to execute, deliver and perform the Pass Through Trust Agreement.

                 2. The Pass Through Trustee has duly authorized, executed and delivered the Pass Through Agreement, and the Pass Through Agreement constitutes a legal, valid and binding obligation of the Pass Through Trustee.

                 3. In any action or proceeding arising our of or relating to the Pass Through Agreement or the Securities in any court of the State of California or in any federal court sitting in the State of California, such court would recognize and give effect to the provisions of Section 2.14 of the Pass Through Agreement by which the parties agree that the Pass Through Agreement and the Certificates shall be governed by, and construed in accordance with, the laws of the State of New York.

                 4. The Securities have been duly authorized and validly executed, issued, authenticated, and delivered by the Pass Through Trustee pursuant to the Pass Through Agreement.

                 5. The execution, delivery and performance by the Pass Through Trustee of the Pass Through Agreement does not and will not result in the violation of the provisions of the charter or by-laws of the Pass Through Trustee, or any California or Federal law, rule or regulation governing the exercise of the Pass Through Trustee's banking or trust powers, or of any judgment, order or decree known to us to be applicable to the Pass Through Trustee, of any court, regulatory body, administrative agency, government or governmental body having jurisdiction over the Pass Through Trustee or its properties.

                 6. No authorization, approval, consent, license or order of, giving of notice to, or registration with, any governmental authority or agency pursuant to any applicable California or Federal law governing the banking or trust powers of the Pass Through Trustee, is required for the authorization, execution and delivery by the Pass Through

Trustee of the Pass Through Trust Agreement or the issuance, execution and delivery of the Securities.

                 7. To the best of our knowledge, but without any independent investigation whatsoever, there are no proceedings pending or threatened against the Pass Through Trustee before any governmental authority which would, either in any one case or in the aggregate, if adversely determined, materially and adversely affect the Pass Through Trustee's ability to perform its obligations under any of the Pass Through Agreement.

                 8. (a) There are no fees, taxes or other charges payable (except taxes imposed on fees payable by the Pass Through Trustee and utility user taxes imposed on the Pass Through Trustee for conducting its trust business in the City of Los Angeles) to the State of California, the City of Los Angeles or the county of Los Angeles in connection with the execution, delivery and performance of the Pass Through Agreement or the purchase, holding or sale of the Securities which would not have been imposed if the Pass Through Trustee had not had its principal place of business in or performed its duties under the Pass Through Trust Agreement in the City of Los Angeles, California and (b) none of the Pass Through Trustee, the Pass Through Trust or the holders of the Securities will be subject to any fee, tax or other charge under the laws of the State of California, the City of Los Angeles or the county of Los Angeles in existence on the date hereof, on, based on or measured by, directly or indirectly, any payments on the Securities or the gross receipts, net or gross income, tangible or intangible property, net worth or capital of the Pass Through Trust which would not have been imposed if the Pass Through Trustee had not had its principal place of business in or performed its duties under the Pass Through Agreements in the City of Los Angeles, California.





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


                                                                       Exhibit F

                 [Section 7(h) Opinion of Remainder Purchaser]


                 1. The Remainder Purchaser is a business trust, duly organized, validly existing and in good standing under the laws of the State of Delaware, and the Remainder Purchaser has the power and authority to execute, deliver and perform each of the Pass Through Documents to which it is a party, to acquire, own, lease and give a lien on and security interest in all of its right, title and interest in and to the property constituting the Properties.

                 2. The Remainder Purchaser has duly authorized, executed and delivered each Pass Through Document to which it is a party. Each such Pass Through Document constitutes a legal, valid and binding obligation of the Remainder Purchaser enforceable against the Remainder Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                 3. With respect to each Property, the Remainder Purchaser has received from the Company or applicable seller such title to such Property as the Company or applicable seller conveyed to the Remainder Purchaser, subject to the rights of the Owner Trustee, the Owner Trust and the Company under the Lease, the Estate for Years and the Options to Lease and the security interest created pursuant to the related Indenture; and to our knowledge, there exist no Liens affecting the title of the Remainder Purchaser to any title conveyed by the Remainderman Deed resulting from claims against the Remainder Purchaser not related to the ownership of such title conveyed by the Remainderman Deed or any other transaction pursuant to the Sale and Leaseback Transactions.

                 4. The authorization, execution, delivery and performance by the Remainder Purchaser of the Pass Through Documents to which it is a party and the consummation of the transactions therein contemplated and compliance with the terms thereof, do not and will not result in the violation of the provisions of the charter or by-laws of the Remainder Purchaser, and do not and will not conflict with, or result in a breach of any terms or provisions of, or constitute a default under, or result in the creation or the imposition of any lien, charge or encumbrance upon any property or assets of the Remainder Purchaser, under any indenture, mortgage or other agreement or instrument known to us to which the Remainder Purchaser is a party or by which it or any of its property is bound, or any Delaware or Federal law, or of any judgment, order or decree known to us to be applicable to the Remainder Purchaser, or any court, regulatory body, administrative agency, government or governmental body having jurisdiction over the Remainder Purchaser or its properties.

                 5. No authorization, approval, consent, license or order of, giving of notice to, registration with, or taking of any other action in respect of, any Federal or state governmental authority or agency pursuant to any Delaware or Federal law governing the corporate powers of the Remainder Purchaser, is required for the authorization, execution, delivery and performance by the Remainder Purchaser of the Pass Through Documents to which it is a party or the consummation of any of the transactions contemplated thereby by the Remainder Purchaser (except such as shall have been duly obtained, given or taken); and such authorization, execution, delivery, performance, consummation, and issuance do not conflict with or result in a breach of the provisions of any such law.

                 6. There are no proceedings pending, or to the best of our knowledge, threatened, and to the best of our knowledge there is no existing basis for any such proceeding against or affecting the Remainder Purchaser before any governmental authority which would, either in any one case or in the aggregate, if adversely determined, materially and adversely affect the Remainder Purchaser's ability to perform its obligations under any of the Pass Through Documents to which it is a party. To the best of our knowledge, the Remainder Purchaser is not in default with respect to any order of any governmental authority which default would, either in any one case or in the aggregate, materially adversely affect the Remainder Purchaser's ability to perform its obligations under any of the Pass Through Documents.

                 7. (a) There are no fees, taxes or other charge payable by the Remainder Purchaser (except taxes imposed on fees payable by the Remainder Purchaser) to the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance of any of the Pass Through Documents and

        (b) the Remainder Purchaser will not be subject to any fee, tax or other charge under the laws of the State of Delaware or any political subdivision thereof in existence on the date hereof, on, based on or measured by, directly or indirectly, any payments under the Pass Through Documents or the gross receipts, net income or value of the interest created by the Remainderman Deed.





                                      -3-